Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
13. Subsequent Event
The Company has evaluated subsequent events through August 18, 2022, and determined that there have been no events that have occurred that would require adjustments to the disclosures in the financial statements.
The Transaction closed on July 29, 2022. Refer to Note 1 for further detail.

13. Subsequent Events
The Company has evaluated subsequent events through April 8, 2022, and determined that there have been no events that have occurred that would require adjustments to the disclosures in the financial statements.
On January 23, 2022, Apexigen granted 110,344 shares of
stock options to certain Board members and 5,007,000 shares of stock options to various employees.
On March 17, 2022, Brookline Capital Acquisition Corp. (“BCAC”) and Apexigen entered into a definitive business combination agreement (“Business Combination Agreement”) pursuant to which BCAC and Apexigen would combine, with the former equityholders of both entities holding equity in the combined public company listed on the Nasdaq Stock Exchange (the “Combined Company”) and with Apexigen’s existing equityholders owning a majority of the equity in the combined public company. It is expected that there will be a substantial rollover of equity by the existing equityholders of Apexigen. Under the Business Combination Agreement, the transaction values Apexigen at $205.0 million on a net-equity
basis, net of exercise proceeds for Apexigen’s
pre-closing
options and warrants.